UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                OCTOBER 30, 2006
                Date of Report (Date of earliest event reported)

                               EPICEPT CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          DELAWARE                    000-51290                 52-1841431
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(State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)              File Number)           Identification No.)

            270 SYLVAN AVENUE
      ENGLEWOOD CLIFFS, NEW JERSEY                                   07632
--------------------------------------------------------------------------------
(Address of principal executive offices)                          (Zip Code)

                                 (201) 894-8980
              (Registrant's telephone number, including area code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.02      TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

EpiCept Corporation, a Delaware corporation (the "Company"), announced on October 31, 2006, that the North American rights for LidoPAIN(R) SP, the Company's sterile prescription analgesic patch designed to provide sustained topical delivery of lidocaine to a post-surgical or post-traumatic sutured wound have been regained following the decision by Adolor Corporation to discontinue their licensing agreement with the Company for this product. As a result, the Company now has regained the full worldwide development and commercialization rights to the product candidate. In discussing the termination, Adolor stated that they evaluate their development programs at definitive milestones, and decided their resources are better allocated to their other clinical and discovery research efforts. There were no penalties associated with the termination.

Under a license agreement signed in July 2003, the Company granted Adolor the exclusive right to commercialize a sterile topical patch containing an analgesic alone or in combination, including LidoPAIN(R) SP, throughout North America. As part of this agreement, Adolor was responsible for conducting further clinical trials and completing the approval process in North America. Adolor announced in February 2006 that they had completed a 22 patient pharmacokinetic trial of LidoPAIN(R) SP.

A copy of a press release relating to the foregoing is attached hereto as
Exhibit 99.1 and is incorporated in this Item by reference.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS
               (c) Exhibits

               99.1     Press release of EpiCept Corporation, dated October 31,
                        2006.











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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            EPICEPT CORPORATION


                                              /s/ Robert W. Cook
                                            -----------------------------------
                                            Name:  Robert W. Cook
                                            Title: Chief Financial Officer

Date:  November 1, 2006















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                                  EXHIBIT INDEX

EXHIBIT                                  DESCRIPTION
-------                                  -----------

  99.1        Press release of EpiCept Corporation, dated October 31, 2006.


















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